Exhibit 10.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 2

2. AMENDMENT/MODIFICATION NO.: P00016

3. EFFECTIVE DATE: See Block 16C

4. REQUISITION/PURCHASE REQ. NO.: RUIO-24-HS022

5. PROJECT NO. (If applicable)

6. ISSUED BY CODE 70RTAC

INFO TECH ACQ CENTER(70RTAC)
U.S. Dept. of Homeland Security
Office of Procurement Operations
Information Technology Acquisition Center
245 Murray Lane SW, Mailstop 0115
Washington DC 20528

7. ADMINISTERED BY (If other than Item 6) CODE DHS/OPO/ITAC

U.S. Dept. of Homeland Security
Office of Procurement Operations
Information Tech. Acquisition Div.
245 Murray Lane, SW, #0115
Washington DC 20528-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

WIDEPOINT INTEGRATED SOLUTIONS CORP
ATTN [redacted]
11250 WAPLES MILL RD
SOUTH TOWER SUITE 210
FAIRFAX VA 22030

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. 70RTAC21D00000001

10B. DATED (SEE ITEM 13) 11/25/2020

CODE MKJGBYTR5MM4 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.212-4 (c) Contract Terms and Conditions - Commercial Items - Changes
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

UEI: MKJGBYTR5MM4

The purpose of this modification is to increase the ceiling by $254,586,751.17, from $500,000,000 to $754,586,751.17. This modification also adds within-scope items to the price list (IDIQ Attachment 2, dated May 15, 2024) and changes the key personnel from [redacted].

[redacted]

All other Term and Conditions remain unchanged.
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): [redacted], VP Opertaions

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): [redacted]

15B. CONTRACTOR/OFFEROR [redacted] Digitally signed by Randall Allen Franco ORC9010000987.ID Date: 2024.06.20 10:58:19 -04'00'
(Signature of person authorized to sign)

15C. DATE SIGNED: 6/20/2024

16B. UNITED STATES OF AMERICA [redacted]
(Signature of Contracting Officer)

16C. DATE SIGNED: Digitally signed by [redacted] Date: 2024.06.20 11:36:55 -04'00'

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
70RTAC21D00000001/P00016	2	2

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 11/25/2023 to 11/24/2024				